[Letterhead of Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415]

                                 April 29, 1999
VIA EDGARLINK

Board of Directors
Connecticut General Life Insurance Company
900 Cottage Grove Road
Hartford, CT 06152-2215

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 10 to the registration statement on Form N-4 for CG Variable Annuity Separate Account (File No. 33-48137). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                     Very truly yours,

                                     Sutherland Asbill & Brennan LLP




                                     By: /s/  Stephen E. Roth
                                         --------------------
                                         Stephen E. Roth